Filed Pursuant to Rule 497e

Registration Statement No. 333-101231

SUPPLEMENT FOR

WOODMEN VARIABLE ANNUITY ACCOUNT

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

1700 Farnam Street

Omaha, Nebraska 68102

1-877-664-3332

Prospectus dated May 1, 2012

Date of Supplement: August 1, 2012

Purpose:

We are providing you with this Supplement No. 1, dated August 1, 2012, to update the Prospectus dated May 1, 2012. The information in this Supplement No. 1 supplements, modifies and supersedes some of the information contained in the Woodmen Variable Annuity (“Woodmen VA”) Prospectus. This Supplement No. 1 forms a part of, and must be accompanied or preceded by, the Prospectus.

The primary purpose of this Supplement No. 1 is to inform you of certain changes to the fixed account offered within the Woodmen VA. Specifically, to inform you of changes to the minimum guaranteed interest rate effective for new Woodmen VA contracts sold on or after August 1, 2012.

The Prospectus is amended as follows:

We have modified the language on page 18 of the Prospectus under the heading “Fixed Account Valuation” in order to reflect a change to the minimum guaranteed interest rate effective for all contracts purchased on or after August 1, 2012.

The following paragraph, titled “Fixed Account Valuation” is amended to replace each instance of “3%” with “1%.” The new paragraph reads as follows:

“You may choose to deposit money in the fixed account portion of the Certificate. This fixed account is our general account. We declare the effective annual interest rate that applies to the fixed account each month and this rate shall be at least 1% per year. This effective rate applies to amounts in the fixed account including new premiums or amounts newly transferred from a subaccount (new money) for the certificate year. After that period expires, a new rate will be declared for all deposits and will be effective for another certificate year. The rate of interest in effect at any time for a Certificate may differ from the rate or rates in effect for other Certificates with different certificate anniversaries. We may declare higher interest rates at our discretion. You bear the risk that interest credited on the fixed account value may not exceed 1% for any 12-month period.”

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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